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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2003
                                                   ---------------


                             TREECON RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                        1-9083                  23-2708876
           ------                        ------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

         4800 Broadway, Suite A
             Addison, Texas                               75001
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (972) 386-0101


                              Overhill Corporation
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          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

On January 6, 2003, an annual report on Form 10-K was filed with the Securities and Exchange Commission (the "Commission") on behalf of Overhill Farms, Inc., a company no longer affiliated with TreeCon Resources, Inc. (formerly known as Overhill Corporation, the "Registrant"), using the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") access codes for the Registrant. As a result of this error, the annual report on Form 10-K of Overhill Farms, Inc. filed today erroneously appears on the Commission's EDGAR system to have been filed by the Registrant. The Registrant has had discussions with Overhill Farms and is working with Overhill Farms to assist in the immediate withdrawal of the erroneous filing.

On December 30, 2002, the Company filed a Notification of Late Filing on Form 12b-25 with the Commission stating that its annual report on Form 10-K will be filed on or before the fifteenth calendar day following the report's prescribed due date, and the Company is currently working to complete its Form 10-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TREECON RESOURCES, INC.


                                         By: /s/ James Rudis
                                            --------------------------------
                                             James Rudis
                                             Authorized Signatory

Date:  January 6, 2003